UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 23, 2013
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 23, 2013, the Board of Directors of Overstock.com, Inc. (the “Company”) authorized an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), to include a provision designating Delaware as the exclusive jurisdiction for certain types of litigation involving derivative lawsuits, actions asserting breaches of fiduciary duty, actions arising pursuant to any provision of the Delaware General Corporation law, and actions asserting claims governed by the internal affairs doctrine.

A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text thereof.
Item 9.01. Financial Statements and Exhibits
(d)    Exhibits.
The following exhibit is furnished with this report:
3.1 Amended and Restated Bylaws of Overstock.com, Inc., as amended through October 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ ROBERT P. HUGHES
Robert P. Hughes
Senior Vice President, Finance and Risk Management
Date:	October 24, 2013